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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  January 5, 2001


                          BATTLE MOUNTAIN GOLD COMPANY
               (Exact name of registrant as specified in charter)


           Nevada                       1-9666                76-0151431
  (STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)     (IRS EMPLOYER
        OF INCORPORATION)                                 IDENTIFICATION NO.)


  333 Clay Street, 42nd Floor
        Houston, Texas                                          77002
(ADDRESS, OF PRINCIPAL EXECUTIVE                              (ZIP CODE)
           OFFICES)


                              --------------------


      Registrant's telephone number, including area code:  (713) 650-6400


                                 Not applicable
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 5. OTHER EVENTS.

        5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is information, as presented in a press release dated January 5, 2001, advising of the approval by Battle Mountain Gold Company's shareholders in a special meeting on January 5, 2001 of the merger transaction involving Battle Mountain Gold Company and Newmont Mining Corporation.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        c)      Exhibits.

        99.1 Press Release issued by Battle Mountain Gold Company dated January 5, 2001.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 5, 2001.              BATTLE MOUNTAIN GOLD COMPANY
                                    (Registrant)


                                    By: /s/ Greg V. Etter
                                        --------------------------------------
                                    Name:   Greg V. Etter
                                    Title: Vice President, General Counsel and
                                           Corporate Secretary